Lender Presentation February 13, 2018 Exhibit 99.1

Forward Looking Statement THIS PRESENTATION CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. THE FORWARD LOOKING STATEMENTS HEREIN INCLUDE INFORMATION CONCERNING OUR FUTURE RESULTS, TRENDS, AND OTHER INFORMATION THAT IS NOT HISTORICAL INFORMATION. ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESENTATION ARE BASED ON INFORMATION AVAILABLE TO US ON THE DATE OF THIS CALL, CURRENT EXPECTATIONS, AND VARIOUS ASSUMPTIONS. WE BELIEVE THERE IS A REASONABLE BASIS FOR OUR EXPECTATIONS AND ASSUMPTIONS, BUT THEY ARE INHERENTLY UNCERTAIN, AND MAY NOT PROVE CORRECT. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE, OR REVISE, ANY FORWARD-LOOKING STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS, ATTRIBUTABLE TO US, OR PERSONS ACTING ON OUR BEHALF, ARE EXPRESSLY QUALIFIED, IN THEIR ENTIRETY, BY THE CAUTIONARY STATEMENTS CONTAINED THROUGHOUT THIS PRESENTATION. FOR A LIST OF IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS IN THIS PRESENTATION, PLEASE REFER TO OUR PUBLIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS PRESENTATION INCLUDES non-GAAP financial measures because THE COMPANY believes they represent an effective supplemental means by which to measure the Company’s operating performance. However, these measures are not measurements of the Company’s performance under GAAP and should not be considered as alternatives to earnings per share, net income or any other performance measures derived in accordance with GAAP, or as an alternative to GAAP cash flow from operating activities, or as a measure of the Company’s profitability or liquidity. For more information, see the reconciliations of non-GAAP financial measures AVAILABLE ON THE COMPANY’S WEBSITE. 2

Disclaimer Additional Information About the Equity Investment and Where to Find It This communication is being made in respect of the proposed transaction involving GNC and Hayao. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed issuance of convertible perpetual preferred stock to Hayao. GNC expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed equity issuance. The definitive proxy statement will be sent or given to the shareholders of the Company and will contain important information about the proposed equity issuance and related matters. INVESTORS OF GNC ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GNC, HAYAO AND THE PROPOSED EQUITY ISSUANCE. Investors may obtain a free copy of these materials (when they are available) and other documents filed by GNC with the SEC at the SEC’s website at www.sec.gov, at GNC’s website at www.gnc.com or by sending a written request to GNC at GNC Holdings, Inc., 300 Sixth Avenue, Pittsburgh, Pennsylvania 15222, Attention: Secretary. Participants in Solicitation The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed equity issuance. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed equity issuance will be set forth in the Company’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed equity issuance will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed equity issuance. 3

Table of Contents Transaction Overview Business Overview Credit Highlights Financial Overview Appendix 4

I. Transaction Overview 5

Executive Summary 6 General Nutrition Centers, Inc. (“GNC” or the “Company”) is a leading vertically integrated specialty retailer of nutritional supplements with an 80+ year history During the year ended December 31, 2017, the Company generated revenue and Adj. EBITDA of $2,453 million and $274 million1, respectively GNC’s current capital structure consists of a $225 million Revolving Credit Facility maturing September 2018, $1,131 million Term Loan B Facility maturing March 2019 and $189 million Senior Unsecured Convertible Notes maturing August 2020 (as of December 31, 2017) The Transaction. The Company is seeking to amend its existing Credit Agreement in order to, among other things, extend the maturity of the existing Term Loan B Facility to March 2021 (the “Term Loan Extension”) Strategic Investment Update. On February 13, 2018: GNC and Harbin Pharmaceutical Group Holding (“Hayao”) announced that they have reached an agreement regarding a $300 million strategic investment of perpetual convertible preferred by Hayao in GNC (conditioned on at least 90% participation in the proposed Term Loan Extension) Additionally, GNC and Hayao have agreed to form a joint venture for the manufacture, sale, and distribution of GNC-branded products in China The proposed Term Loan Extension is expected to close in February 2018 and the strategic investment later this year, subject to regulatory approval Together, the proposed Term Loan Extension and announced strategic investment are important steps in extending the Company’s maturity profile and will provide GNC with additional runway and operational flexibility to realize the positive impact of ongoing business initiatives and the growth of its international business 1 As defined per the Credit Agreement.

Transaction Overview 7 Transaction Overview. GNC is seeking an amendment & extension of its existing Term Loan B Facility by 24 months to March 4, 2021 (the “Term Loan Extension”) Revolver Lenders. GNC is requesting that its existing Revolver Lenders consent to the proposed Term Loan Extension and, upon closing of the amendment, the Company’s existing Revolving Credit Facility will be canceled and GNC will enter into a 4.5-year New ABL Revolver Consenting Revolver Lenders will not receive an amendment fee Term Loan Lenders. GNC is requesting that its Existing Term Loan Lenders participate in the proposed Term Loan Extension. Existing Term Loan Lenders that do participate (“Extending Term Lenders”) will receive: The option to elect consideration in either: (i) Extended Term Loan and New ABL FILO or (ii) Extended Term Loan and cash1 (for additional detail on participation scenarios, refer to slide 8) For participating Term Loan Lenders electing to receive cash: cash repayment received will be fixed at 20% For participating Term Loan Lenders that elect New ABL FILO: lenders will have the ability to receive a greater than pro-rata portion of New ABL FILO depending on the cash election amount and overall participation Participation & Voting. Amendment terms that will be voted upon will include, among other things: Extend Term Loan B maturity by 24 months Require GNC to prepay $275 million of Extended Term Loan immediately upon extension with a combination of ABL FILO Term Loans and, if elected by extending lenders, cash (refer to slide 8) Amend the “going concern” qualification under existing Credit Agreement to carve out a going concern qualification resulting solely from near-term maturities Amend Change of Control definition under existing Credit Agreement to 51% from 35% 1 The Borrower intends to obtain new money with respect to the FILO Term Loans, solely to the extent needed to pay Extended Lenders who have elected to take a portion of consideration in cash.

A&E Participation Scenarios

In all scenarios, New ABL FILO tranche size will be $275 million

	① Participation Before 5:00pm ET on February 16th		② Participation After 5:00pm ET on February 16th	
	ⓐ Elect to Receive ABL FILO	ⓑ Elect to Receive Cash	ⓐ Elect to Receive ABL FILO	ⓑ Elect to Receive Cash
ABL FILO	▪ Pro rata share of participating principal in ABL FILO — If 100% participation is achieved, extending lenders will receive ~24% of participating principal[1] ▪ May receive greater than pro rata share as other lenders may elect to receive cash, participate in the A&E after 5:00pm ET on February 16th or choose not to participate in the A&E	▪ None	▪ 20% of participating principal in ABL FILO	▪ None
Cash	▪ None	▪ 20% of participating principal in cash	▪ None	▪ 20% of participating principal in cash
Extended Term Loan B	▪ Remaining portion of participating principal in Extended Term Loans	▪ 80% of participating principal in Extended Term Loans	▪ 80% of participating principal in Extended Term Loans	▪ 80% of participating principal in Extended Term Loans
Fee	▪ 2.50%	▪ 1.50%	▪ 1.50%	▪ 1.50%

Participating Term Loan Lenders will benefit from amendment fees, structural improvements and potential for significant debt paydown

[1] *Calculated by New ABL FILO Term Loan tranche size of $275 million divided by total outstanding existing Term Loan B of ~$1.1 billion (i.e. if 100% of lenders participate in the A&E, each extending lender would receive ~24% of participating principal in ABL FILO.*

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Sources & Uses and Pro Forma Capitalization Note: Illustrative transaction assumes 100% of existing Term Loan lenders participate. Assumes participating lenders receive each $856 million of Extended Term Loan B Facility and $275 million of New ABL FILO on a pro rata basis.

Summary of Indicative Terms

	Existing Terms	Extended Term Loan
Borrower	■ General Nutrition Centers, Inc. (the "Borrower")	
Guarantors	■ GNC Corporation, each wholly owned material domestic restricted subsidiary of the Borrower, subject to certain exceptions, and General Nutrition Centers, Inc.	
Ranking	■ Senior Secured	
Lead Arrangers	■ J.P.Morgan, Barclays, BMO, Citizens	
Security	■ First priority lien on substantially all tangible and intangible assets, subject to certain exceptions	■ First priority lien on substantially all tangible and intangible assets, excluding ABL priority collateral and subject to certain exceptions ■ Second priority lien on ABL priority collateral
Facility Size	■ $1,131 million	■ $[856] million[1]
Maturity	■ March 4, 2019	■ 24 month maturity extension (March 4, 2021) — Springing maturity to 91 days prior to maturity of Convertible Notes if >$50 million outstanding
Indicative Pricing	■ L + 250 bps, 0.75% LIBOR floor	■ L + 875 bps, no LIBOR floor — If tranche ratings are not B2 / B or higher, then L + 925 bps — If tranche ratings are Ba3 / BB- or higher OR prepayments on first lien debt totaling at least $275 million, then L + 825 bps
Amendment Fees	■ N/A	■ 2.5% to lenders participating before Feb. 16 and electing to receive ABL FILO ■ 1.5% to lenders electing to receive cash or lenders participating after Feb. 16 and electing to receive ABL FILO
Duration Fees	■ N/A	■ 2.0% paid on the earlier of (i) March 4, 2019 and (ii) 5 business days following the consummation of one or more asset sales or equity issuances yielding net cash proceeds greater than $150 million in aggregate
Amortization	■ ~$5mm per annum	■ ~$43mm per annum
Call Protection	■ 101 soft call for 6 months	■ 100 during Year 1; 102 during Year 2; 101 during subsequent 6 months ■ Subject to make-whole in the event of an automatic acceleration event due to a bankruptcy at any time within first 2 years
Negative Covenants	■ Negative covenants with customary baskets / carve-outs, including limitations on asset sales, liens, debt incurrence, investments, transactions with affiliates, mergers and consolidations, acquisitions, dividends and prepayments of other indebtedness	
Financial Covenants	■ None	■ Consolidated Net First Lien Leverage

[1] *Assumes 100% lender participation in the proposed Term Loan Extension, with all lenders electing to receive New ABL FILO.*

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Summary of Indicative Terms (Cont’d) ABL FILO Term Loan Borrower General Nutrition Centers, Inc. (the “Borrower”) Guarantors GNC Corporation, each wholly owned material domestic restricted subsidiary of the Borrower, subject to certain exceptions, and General Nutrition Centers, Inc. Ranking Senior Secured Lead Arrangers J.P.Morgan, Barclays, BMO, Citizens Security First priority lien on ABL priority collateral Second priority lien on substantially all other tangible and intangible assets, subject to certain exceptions Facility Size $275 million Maturity December 2022 Springing maturity to 91 days prior to maturity of Convertible Notes if >$50 million outstanding Indicative Pricing L + 700 bps stepping down to L + 650 if FILO tranche ratings are Ba3/BB- or higher Call Protection 102 / 101 hard call Negative Covenants Negative covenants with customary baskets / carve-outs “Payment Conditions” baskets subject to: No Event of Default Either (i) Availability is at least the greater of 17.5% of the Line Cap and $17.5 million or (ii) Availability is at least the greater of 12.5% of the Line Cap and $12.5 million and compliance with Springing Fixed Charge Coverage Ratio Financial Covenants Springing Fixed Charge Coverage Ratio (1.00 : 1.00) Other The proposed Term Loan Extension will not be conditioned on the strategic investment by Hayao; strategic investment will be subject to shareholder and other regulatory approvals and will close after the Term Loan Extension has closed

Execution Timeline February 2018 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Date Event February 13th Launch Transaction via Lender Call February 16th Early Amendment Date (Friday, 5:00pm ET) February 22nd Commitments & Consents due from Lenders February 23rd Allocation February 27th Closing & Funding Advisors: Goldman Sachs Contacts Greg Berube: (212) 357-0486 – gregory.berube@gs.com Evan Chase: (212) 357-6939 – evan.chase@gs.com Anwer Gheddai: (212) 902-3846 – anwer.gheddai@gs.com Latham & Watkins Contacts Michele Penzer: (212) 906-1245 – michele.penzer@lw.com Jonathan Wry: (212) 906-4580 – jonathan.wry@lw.com Alex Harris: (212) 906-2915 – alex.harris@lw.com Execution Timeline Key execution event Bank holiday

Hayao Investment Overview On February 13, 2018, GNC and Harbin Pharmaceutical Group Holding ("Hayao") announced that they have reached an agreement regarding a strategic partnership Hayao will invest approximately $300 million in GNC in the form of newly issued convertible perpetual preferred shares with a conversion price of $5.35 and a 6.5% annual coupon payable in cash or in kind Following the closing, Hayao will own approximately 40% of GNC on an as converted basis, becoming the single largest shareholder in GNC In addition, GNC and Hayao have agreed to form a joint venture for the manufacturing, marketing, sale and distribution of GNC-branded products in China, leveraging the synergies between Hayao and GNC in the fast growing Chinese market Transaction Overview Transaction Terms & Details Convertible Preferred Structure Perpetual Convertible Preferred Stock Amount $300 million, representing ~40% of Company’s outstanding Common Stock on an as-converted basis Dividend 6.5% coupon payable in cash or in kind Dilution Conversion into Common Stock at Conversion Price: $5.35 Governance In connection with the investment, the GNC board will be expanded to 11 members including five members from GNC, five members from Hayao and CEO Ken Martindale China Joint Venture China is the largest international market for supplements and GNC is one of the most recognized brands by consumers in the market As a leading player in China, Hayao provides established networks and relationships in the market which will support GNC’s efforts to expand in China, including the ability to accelerate product introduction by leveraging existing “Blue Hat” registrations required for sales in China Hayao will provide GNC with access to a leading pharmaceutical distribution network in China as well as expertise in operational and manufacturing which will serve as critical resources as GNC works to expand its reach in China

Hayao Investment Overview (Cont’d) Strategic Benefits to GNC Important step in GNC’s efforts to optimize its capital structure with investment proceeds expected to be used to repay outstanding debt and for general corporate purposes Selected Hayao as the Company’s partner to leverage the GNC brand and capitalize on the demand for nutritional supplements in China through a leading pharmaceutical company with a strong distribution network Provides GNC with regulatory, operational, distribution, and manufacturing expertise in China, the largest international market for supplements Enables accelerated introduction of GNC-branded products by leveraging existing “Blue Hat” registrations required for health food sales in China Overview of CITIC Founded in 2002, CITIC Capital Holdings Limited is an alternative investment management and advisory company The firm manages over $22 billion of capital across 100 funds and investment products through its multiple asset class platform covering private equity, real estate, structured investment & finance, and asset management CITIC Capital has over 130 portfolio companies that span 11 sectors and employ over 820,000 people around the world Hayao is one of the leading pharma and VMS companies in China Hayao has access to an extensive distribution and retailing network by directly operating more than 300 chain retail pharmacies and collaboration with around 800 drug and VMS distributors to build Nation-wide coverage CITIC Capital Holdings Limited is a major shareholder of Hayao Strategic Benefits to Hayao Overview of Hayao Strategic alignment with a leading global specialty health, wellness and performance retailer Establishes partnership with one of the most recognized supplement brands in China and globally Provides access to GNC’s premium assortment of health, wellness and performance products, including proprietary GNC brands

Recent Developments Highlights 5.7% same store sales growth in Q4’2017 (domestic company-owned stores including GNC.com sales) driven by transaction comps of +11.7%, marking four consecutive quarters of transaction growth Full year 2017 SSS turned positive at 0.2% as initiatives continued to get traction Q4’2017 adjusted diluted earnings per share (“EPS”) of $0.25, compared to adjusted diluted EPS of $0.07 in the prior year quarter1 Financial Performance Full year 2017 free cash flow generation of $197 million compared to $186 million during FY 2016, primarily driven by lower inventory through supply chain optimization >90% of stores are cash flow and EBITDA positive Revenue in the U.S. and Canada segment increased $4 million, or 1.0%, to $456 million during Q4’2017; e-commerce sales were 8.6% of segment revenue compared to 4.6% in the prior year quarter Revenue in the International segment increased $6 million, or 14.1%, to $45 million during Q4’2017 due to higher cross-border e-commerce sales 1 Excludes long-lived asset impairments in the current quarter and prior year quarter; the impact of tax reform, the convertible debt exchange, legal-related charges and executive placement costs in the current quarter; and gains on Refranchising and store closing-related costs in the prior year quarter. Q4 / Full Year 2017 Update

Recent Developments (Cont’d) Business Updates 10.8 million consumers have joined the Company’s loyalty programs, 0.8 million of whom are enrolled in the ProAccess membership program (as of December 2017) Company continues to strengthen its omnichannel strategy with in-store subscription services piloted in December 2017 with a full rollout to all domestic corporate stores expected in the first half of 2018 Continued focus on innovation exclusive to GNC with launch of Slimvance, a natural weight loss product that delivers clinically proven results – Slimvance is the first of several new, exclusive products planned for this year Supply chain initiative launched at the end of 2016 delivering quantifiable results during second half of 2017 – initiatives included a reduction of weeks of supply on hand, strengthening forecasting practices and optimization of product assortment at the store level Exchanged $98.9mm of convertible senior notes due 2020 for shares of common stock in December 2017 GNC’s recently introduced relationship with Amazon is encouraging Business operations in Florida and Texas are back to normal after the hurricanes; Puerto Rico recovery is slower Q4 / Full Year 2017 Update

II. Business Overview

Leading Global Specialty Retailer of Nutritional Supplements

Business Overview

- Leading vertically integrated specialty retailer of nutritional supplements with 80+ year history
- Approximately 9,000 locations worldwide + online sales channels
- Company owned + franchise stores + online storefront (GNC.com and Amazon marketplace)
- Highly valued, trusted, and well-recognized brand
- Broad product portfolio across protein, performance supplements, vitamins and other categories
- Proprietary GNC brand offerings + robust innovation capabilities
- Vertically integrated & sophisticated manufacturing, warehousing and distribution facilities

Global Footprint



Canada
U.S. 6,822
Mexico
Guatemala
El Salvador
Honduras
Costa Rica
Panama
Cayman Islands
Turks & Caicos
Dominican Republic
Aruba
Trinidad & Tobago
Peru
Bolivia
Paraguay
Chile
Ireland
Lithuania
Latvia
Ukraine
Russian
Montenegro
Lebanon
Romania
Bulgaria
Bahrain
Qatar
Mongolia
China
Hong Kong
South Korea
Taiwan
Vietnam
Philippines
Guam
Malaysia
Brunei
India
Pakistan
Sri Lanka
Saudi Arabia
U.A.E
Oman
Nigeria
Bangladesh
Myanmar
Thailand
Indonesia
Singapore
South Africa
Colors Denote # of Locations
U.S.
>100
51 - 100
11 - 50
1 - 10

Breakdown of Store Count and Financials by Store Type

Store Count (as of Dec. 31, 2017)



U.S. Franchise 12%
U.S. & Canada Company-Owned 38%
International Stores 23%
Rite Aid 27%
Store Count: 8,955

2017 Revenue



International 7%
Manufacturing / Wholesale¹ 9%
U.S. and Canada 84%
2017 Revenue²: $2.4bn

Source: Company filings and management. Global footprint as of 2016A.
[1] Excludes intersegment revenue.
[2] Excludes Lucky Vitamin of $66mm.

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2017 Revenue 2017 Adj. EBIT2 Segment Description $ % of Total $ % of Total U.S. & Canada 1,099 franchise stores in the U.S. 3,423 company-owned stores in the U.S., Puerto Rico, and Canada E-Commerce operations $1,9931mm $166mm International 1,999 franchise locations in approximately 50 countries 11 Company-owned The Health Store locations in Ireland 5 Company-owned locations in China $177mm $62mm Manufacturing / Wholesale Manufactured products sold to other segments Third-party contract manufacturing Sales to wholesale partners, the largest of which are Rite Aid, Sam’s Club and PetSmart $216mm3 $72mm Three Revenue Generating Segments [55%] [21%] [24%] [21%] [24%] 1 Excludes Lucky Vitamin of $66mm. 2 EBIT adjusted for expenses outlined in quarterly earnings releases to calculate adjusted EPS (unallocated corporate overhead is disclosed separately). 3 Excludes intersegment sales.

III. Credit Highlights

Credit Highlights Favorable Industry Dynamics 1 Attractive and Loyal Customer Base 3 Operating Improvements Gaining Traction through One-GNC 4 Strong Free-Cash-Flow Profile 6 Highly Experienced and Committed Management Team 7 Differentiated Brand, Products and Customer Experience 2 Diversified and Flexible Store Portfolio 5

Favorable Industry Dynamics Broad momentum in the health & wellness space will continue driving growth in an already multi-billion dollar nutritional supplement market Health &Wellness Mega Trends 1 Total U.S. Supplement Sales by Category ($ in bn) 5.0% 8.3% 6.6% 7.3% 2006–2016 CAGR 2016–2020 CAGR by Category Focus on Self-Care due to Rising Healthcare Costs Rising Obesity Rates Increase in Specialist Diets Scientific Substantiation of Supplement Benefits Aging Population Increased Participation of Millennials Global Emergence of the Middle Class Focused on Healthy Living Scientific Substantiation of Supplement Benefits Consumer access to and desire for health related knowledge Physician Support of Supplement Use Lifestyle Demographics Consumer Education & Engagement Vitamins Herbs & Botanicals Sports Nutrition Meal Replacements 2016–2020 CAGR 6.2% 6.2% Specialty / Other Minerals 5.1% 6.0%

1

Favorable Industry Dynamics

GNC is favorably positioned in the large and growing specialty retail & natural channel as well as the high growth internet channel

U.S. Supplement Industry by Channel

Channel	GNC	Other Examples	Channel Mix % of ~$41bn U.S. Supplement Sales		2016 – 2020 Sales CAGR
Specialty Retail & Natural	GNC	Whole Foods, Sprouts, The Vitamin Shoppe	37%	~$15bn	6.5%
Mass Market		Costco, Sam's Club, Target, Walmart	27%	~$11bn	5.4%
Multi-Level / Network Marketing		Herbalife Nutrition	16%	~$7bn	5.5%
Practitioner			9%	~$4bn	7.3%
Internet	GNC	amazon	6%	~$2bn	10.0%
Mail & Radio			5%	~$2bn	3.3%

6.2% Total 2016-2020 CAGR

Specialty Retail & Natural Channel by Category

Within the Specialty / Natural Channel, GNC is a leader Sports Nutrition with significant opportunity in Vitamins

~$15bn

Category	% of Total Natural / Specially Sales by Product Category	GNC Market Share
Meal Replacements	3%	1%
Minerals	9%	2%
Herbs and Botanicals	16%	3%
Specialty / Other	18%	22%
Sports Nutrition	19%	36%
Vitamins	35%	5%

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Favorable Industry Dynamics Significant international opportunity remains in an estimated ~$122bn global supplement market (2016) 1 North America1 $ 45bn 5.9% 7,571 China $ 20bn 6.9% 5 Other APAC (ex China/Japan) $ 20bn 3.3% 659 Europe $ 18bn 3.0% 49 Japan $ 11bn 0.7% 0 Latin America $ 5bn 1.8% 396 Middle East & Africa $ 2bn 4.8% 275 Total $ 122bn 4.6% 8,955 Supplement Market ($ in bn, 2016) # of GNC Stores Commentary China: Opportunity for expansion though partnership Europe: Whitespace to develop new European operations by entering new markets Japan: High consumer demand and awareness for dietary supplements makes Japan a leading opportunity for growth eCommerce: Room to Increase international e-Commerce presence by penetrating in-country marketplaces and developing GNC platform International Opportunity Supplement Market (2016-2020 CAGR) 1 Includes supplement market in the U.S. of ~$41 billion, Canada of ~$2bn and Mexico of ~$2bn as of 2016.

Brand Awareness Source: Decision Analyst Q4’17 GNC Brand Equity Study Brand Awareness includes aided and unaided awareness. 2 Differentiated Brand, Products and Customer Experience Brand Differentiation

2 Differentiated Brand, Products and Customer Experience

Product Differentiation:~60% of Sales are GNC Branded or 3rd Party Products Sold Exclusively through GNC

Differentiated Offering

GNC Branded Products	■ ~48% of total Sales are GNC branded products ■ Proprietary products drive significant margin capture ■ GNC branded products are increasing as share of sales and expected to continue ■ New product introductions in 2017 have been well received	**~48%** Total Sales are GNC Branded Products
3rd Party Exclusive Products	■ Exclusive provider of Performix & other key brands ■ Exclusive partner for 3rd party brands to get new innovations to market	**~12%** Total Sales are 3rd Party Products Exclusively Sold in GNC
Robust pipeline of new product launches[1]	■ 150+ new GNC Brand SKUs (+25% vs. 2016) ■ Over $100mm of total gross new brand sales including new, reforms and extensions (+42% vs. 2016)	**150+** New GNC Brand SKUs
Product Mix	■ Comprehensive mix of sports & wellness products ■ 2,000+ SKUs in-stores ■ 3,500+ additional SKUs in expanded aisle ■ 9 different categories ■ Ongoing product rationalization	**5,500+** Total SKUs **9** categories

GNC Branded Products


PRO
Probiotic
LIT
BURN 60
LEAN SHAKE

3rd Party Exclusive Products


C4
ULTIMATE
ORB

[1] Includes scientists, nutritionists, formulators, chemists, engineers and quality control experts

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2

Differentiated Brand, Products and Customer Experience

Product Differentiation: GNC has built the leading customer centric nutritional supplement business with uncompromising standards for quality and innovation

Product Quality Overview

Proprietary Customer Research	■ Global market , consumer and product trends ■ Trade shows and publications ■ Store Feedback ■ Medical Trends	~50,000 Customer Research Participants
Supplier Expertise	■ Vertically integrated global supply chain ■ Raw materials sourced from 250+ suppliers and 50+ third-party vendors ■ New ingredient and technology discovery assures constant reformulation of products	250+ Suppliers 50+ 3rd Party Vendors
Scientific and Medical Expertise	■ Demonstrated ability to develop unique, branded, and scientifically verified product lines in-house ■ Employ over 150 technical professionals including scientists, nutritionists, formulators, chemists, engineers and quality control experts ■ Partnership access to 30+ world class medical research facilities and consultants ■ Full visibility of intellectual property, regulatory status and clinical research	150+ Technical Professionals[1] 30+ Partnerships
Manufacturing	■ GNC's own manufacturing facilities operate above the industry's highest US and International Standards ■ GNC manufactures ~50% of GNC Branded Products	~50% GNC Branded Products are manufactured by GNC
Quality Control	■ Only high quality ingredients are sourced and tested before going into GNC branded products ■ 150+ quality checks including raw materials, purity, potency and expiry	150+ Quality Checks

[1] Includes scientists, nutritionists, formulators, chemists, engineers and quality control experts

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2 Differentiated Customer Experience: Overview Differentiated Brand, Products and Customer Experience Customer Experience Differentiation: Overview In Store Experience Omnichannel Loyalty Programs Customer Education Inventory Selection GNC.com Amazon Storefront Initiatives myGNC Rewards Pro Access A B C

2 Differentiated Customer Experience In Store Experience Customer Education The nutritional supplement consumer often desires and seeks out knowledgeable customer service Our well-trained sales associates who are aided by regular trainings and in-store technology provide engaged customer service for a differentiated shopping experience Inventory Selection One of our continued priorities is working on improvements in product availability and in-store shopping experience that will differentiate us from our competitors in the mind of the consumer Differentiated Brand, Products and Customer Experience Customer Experience Differentiation: In Store Experience A

2

Differentiated Brand, Products and Customer Experience

Customer Experience Differentiation: Omnichannel

Differentiated Customer Experience

B

Omnichannel	GNC.com	■ Recently aligned pricing and promotion between GNC.com and in-store and implemented platform changes ■ 2017 showing positive trends at 88% comp Q4'17 and 22% comp FY 2017
	Amazon Storefront	■ Launched in January 2017 - Outperforming sales expectations and is leading with strong sales from GNC branded products ■ 26% of those who purchased a GNC-branded product purchased it from Amazon (up from 13% in Q2'17).
	Initiatives	■ GNC Delivers: ~3,500 SKUs more than doubles the in-store offering ■ Subscription Services: Direct to doorstep available now; in-store subscription available in Q1'18 ■ Order online, pick up in store: available in the next 12 months ■ Ship from Store: Reduces ship times and is cost effective ■ Adding training / educational content to GNC.com driving heightened experiential environment


GNC
SAVE UP TO 50%
CHANGE STARTS HERE


amazon
GNC
Multivitamins
Protein



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2

Differentiated Brand, Products and Customer Experience

Customer Experience Differentiation: Loyalty Programs

Differentiated Customer Experience

C

Loyalty Programs		
	myGNC Rewards	■ Free loyalty program ■ Strong sign-up rate of more than 10mm total members as of December 2017 (exceeding 2017 goal) ■ Loyalty members average order value (AOV) is more than non-member AOV
	Pro Access	■ $39.99 Annual Membership ■ 755,000+ members as of December 2017 ■ Members visit 2x as often, and spend 2x as much

Benefits	myGNC Rewards	GNC PRO Access
1 Rewards Point for every dollar spent	✓	✓
$5 Cash Back Reward for every 150 Rewards Points earned	✓	✓
Bonus points events	✓	✓
Free birthday gift[1]	✓	✓
Quarterly Pick-Your-Day sales – pick the day that works for you and shop your own personal sale with a new 3x Rewards Points offer every 90 days		✓
Free shipping all year on GNC.com – expedited shipping starts March 2018		✓
PRO Boxes delivered to your door twice a year – free gifts, samples, coupons and more[1]		✓
Stay healthy and win big: earn chances to win once-in-a-lifetime adventures and amazing health and fitness prizes with PRO Access Giveaways		✓
Upgraded amenities – 30 extra days to redeem rewards and the PRO Access Insider Line, a direct support line to program experts		✓
	Free	*Annual fee $39.99*


PROBOX


GOLD CARD
GNC

→ myGNC REWARDS

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Product assortment Exclusive products Price Employee training / Customer service Vertical integration Loyalty program Specialty retailers Drug store Big box retailers Grocery Natural food retail e-Commerce Source: NBJ Supplement Business Report 2016, company filings and websites, management estimates and industry research. 1 Includes $4.8bn in meal replacement where GNC is not a major participant. 2 GNC Maintains Distinct Advantage vs. Peers Across Key Metrics Advantage Strength Neutral Weakness Lacks presence Differentiated Brand, Products and Customer Experience Combined, our brand and products customer experience provide a sustainable competitive advantage

Attractive and Loyal Customer Base Core Customer and Customer Segments 3 Core Customer Why GNC? Highly engaged in wellness goals (a.k.a. healthy living focused) Live active lifestyle Want results-based products (a.k.a. performance driven) Want latest and greatest innovations Higher than average income across range of ages Core age group 35-45 Slightly more male Reliable Trustworthy Quality products Proven to help performance Associates that support their goals Top Three Customer Segments Active Wellness Performance Driven Athlete Wellness Focused TBU TBU 23% Sales Engaged to improve health; Educated Shop for fish, eye/joint health, beauty, protein Drive by innovation, regimen support through enhanced marketing and associate training, building engagement with loyalty rewards, in future add influencers and content to grow connection 30% Sales Fit & Active Value total body health Shop for broad range: multis, fish oil, protein Drive by adding quality products, rewarding their loyalty, and provide online shopping options 29% Sales Value fitness goals and appearance Shop for performance supps, protein, thermogenics Drive by innovation (Beyond Raw), upgrading brands (Amp), exclusive access (Pro), in future add influencers and content to grow connection

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Operating Improvements Gaining Traction through One-GNC

In December 2016, GNC launched its One New GNC strategy to refocus the business around GNC's core strengths

	Then	Now
Customer Experience	■ Over emphasis on promotional activity ■ Inconsistent associate knowledge and capabilities ■ Legacy POS and inventory management systems	✓ Product depth / selection ✓ Trusted advisors – training associates in solutions-based selling ✓ Technology: new registers, tablets and mobile app including loyalty and personalization functionality ✓ Inventory management: improved in-stock position
Pricing & Loyalty	■ Multiple pricing structures across channels and membership levels ■ Various membership levels with unclear benefits	✓ Single price for everyone ✓ Lower prices throughout the store ✓ Free rewards loyalty program (myGNC rewards) ✓ Clarifying our value proposition ✓ Increased customer data and insights
Product Innovation	■ Reformulation and line extensions ■ Limited vendor selection ■ Less trend focused	✓ New product & brand launches throughout 2017 ✓ ROI driven customer acquisition ✓ Includes new vendor relationships ✓ Increased focus on driving traffic
Marketing	■ Multiple strategies and customer targets ■ Limited products	✓ Targeted marketing utilizing 10mm+ customer database ✓ Exclusive products ✓ Expanded GNC brand offering ✓ Online marketing: paid search, SEO, display ✓ Enhanced social media ✓ Targeted marketing leveraging 10+ million customer database

Results

- Driving improved transaction comps
- Increased efficiency in marketing and advertising spend
- Shift toward higher margin GNC branded products
- Improved customer retention and share of wallet

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Improved Transaction Comps, with an Expected Decline in Average Ticket1 Pilot Outperforming Rest of Company…2 …and GNC Outperforming Applied Predictive Technologies Retail Index2 Source: Company filings and management. 1 GNC quarterly numbers per company disclosure. 2 Excludes Gold Card sales and GNC.com. Transaction Comps Same Store Sales One New GNC launch 0% 0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Full Year Number of Transactions (5.4%) (2.5%) (0.8%) 0.0% (4.1%) (5.5%) (6.6%) (6.5%) 9.3% 12.3% 12.4% 11.7% 11.6% Average Transaction Amount 1.4% 0.5% 1.3% 1.4% 1.8% 1.7% (2.2%) (5.2%) (12.1%) (11.8%) (9.9%) (5.4%) (10.2%) Total Same Store Sales (4.1%) (2.0%) 0.5% 1.4% (2.3%) (3.9%) (8.6%) (11.3%) (3.9%) (0.9%) 1.3% 5.7% 0.2% 2015 2016 Impacted by hurricanes and loyalty account activations 4 One New GNC Launch Operating Improvements Gaining Traction through One-GNC One New GNC strategy is already driving noticeable improvement with more to come 2017

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Operating Improvements Gaining Traction through One-GNC

One New GNC strategy is already driving noticeable improvement with more to come

GNC Brand Mix Strategies



% of system-wide retail product sales[1]
One New GNC Launch
70%
60%
50%
40%
30%
52%
48%
54%
46%
57%
43%
57%
43%
55%
45%
52%
48%
2015
2016
2017 Q1
2017 Q2
2017 Q3
2017 Q4
GNC-branded
3rd Party

- **Mix shift towards proprietary GNC products with meaningfully higher margin profile would drive higher operating profit – every 1% improvement in GNC brand mix drives $1 to $3mm incremental margin**
- Defined owned brands that will be targets of marketing focus and spend (Beyond Raw, AMP, Total Lean, GNC Vitapaks)
- Compare & Save in-store & external marketing initiative to communicate superiority vs. specific 3rd party leaders
- In-store sampling of GNC brand newness, limited editions and hero categories
- Cash-wrap strategy to more effectively utilize impulse register area to highlight, sample, and sell GNC brands – increase basket size & attachment rate

Opportunity to Rationalize Inventory



Inventory % of LTM Sales
One New GNC Launch
24%
22%
20%
18%
20.7%
23.0%
24.0%
23.1%
21.7%
20.7%
2015
2016
Q1'17
Q2'17
Q3'17
Q4'17

Inventory rationalization initiatives expected to reduce inventory in-line with pre-2015 levels

- **Management sees a path to further inventory reductions**
- Segmentation – evaluating the right inventory categories and quantity by store customer demographics to achieve efficiencies and appropriate ROI
- Vendor promoted sell-down and return to vendor initiatives
- Implementing core disciplines – vendor ship windows, concentrating on reducing weeks of supply and reducing lead times
- Optimizing reordering process and store delivery frequency to minimize out-of-stock inventory
- Improving inventory management of non-core decentralized entities

Source: Company filings and management
[1] Includes U.S. company-owned and franchised stores, GNC.com and wholesale partners.

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5 Diversified and Flexible Store Portfolio

Favorable lease contracts provide significant flexibility as we continue to right size the footprint and improve already strong store level economics

Store Base Overview

Favorable Lease Contracts	**~2.5 years**[1] Average remaining lease contracts	■ Short lease terms allow for significant flexibility which provides a competitive advantage relative to other retailers
Right Sizing the Footprint	**207 stores** Company owned stores closed in 2017	■ Targeted closures of company owned stores backed by analytics help right sizing the footprint bolster margins without losing sales ■ ~200 more closures planned for 2018 ■ Continued opportunistic refranchising
Strong Store Level Economics	**90%+** Stores are Cash Flow and EBITDA Positive	■ Compelling store level economics drive the favorable cash flow profile of the business

Domestic Company-Owned and Franchise Locations[2]



84
45
11
10
16
10
9
85
75
127
266
11
15
47
146
20
43
24
33
179
87
170
201
45
90
39
77
28
127
437
50
79
152
79
44
28
71
25
41
50
155
367
62
401
17
29

Colors Denote # of Stores

■ >100 ■ 51 - 100 ■ 11 - 50 ■ 1 - 10

Store Details (as of Dec. 31, 2017)

- Typically range in size from 1k to 2k sq. feet
- U.S. and Canada company owned stores: 3,423
- U.S. franchises: 1,099
- Store-within-a-store (Rite Aid): 2,418

Source: Company filings.

[1] 2.5 years is the average lease contract remaining across the fleet. For corporate owned stores it is 2.6 years and for franchisee stores it is 2.3 years.

[2] Company-owned and franchise stores in the United States as of December 31, 2016; map excludes 36 locations in Puerto Rico, 8 locations on U.S. military bases, and 8 locations in Washington, D.C.

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Significant Free Cash Flow Generation Free Cash Flow1 ($mm) Highly profitable and productive store base with low capital intensity and continues to deliver strong free cash flow generation More than 90% of stores cash flow and EBITDA positive Consistently delivered >$180mm free cash flow during the past five year period CFFO $223 $239 $304 $355 $208 $112 $150 $188 $221 Capital Expenditures (42) (50) (70) (46) (60) (63) (59) (50) (32) Refranchising Proceeds – – 4 3 39 40 40 12 4 Store Acquisition Costs (1) – (9) (3) (2) (2) (1) (2) (2) Proceeds from Lucky Disposition – – – – – – – – 6 Free Cash Flow $180 $189 $228 $309 $186 $87 $129 $148 $197 6 1 Defined as operating cash flows less investing cash flows excluding acquisitions, except for store acquisitions. One New GNC Launch ~2x+ increase

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Experienced Management Team

	Name / Title	Years Experience	Prior Experience	Selected Bio
	**Ken Martindale** *Chief Executive Officer*	35+	RITE AID Pathmark	■ Most recently served as CEO of Rite Aid Stores and President of Rite Aid Corporation since 2015 ■ Prior to being appointed CEO of Rite Aid Stores, served in various senior management roles including President and COO, EVP and COO and EVP of Merchandising, Marketing and Logistics after joining in 2008 ■ Previously served as Co-President, Chief Merchandising and Marketing Officer for Pathmark Stores
	**Robert F. Moran** *Non-Executive Chairman*	40+	Toys R Us Sears PETSMART	■ Interim CEO from July 2016 to September 2017; joined GNC in 2013 ■ Formerly served as the Chairman and Chief Executive Officer of PetSmart, Inc., President of Toys 'R' US Canada ■ Worked for 30 years with Sears, Roebuck and Company
	**Tricia Tolivar** *Executive Vice President, Chief Financial Officer*	25+	EY AutoZone	■ Joined GNC as the Executive Vice President and Chief Financial Officer in March 2015 with significant senior executive experience and finance expertise ■ Previously served in leadership positions with Ernst & Young from 2007 to 2015 including most recently as Americas Director of Finance, Advisory ■ Also held CFO position at Greater Memphis Arts Council (2006 to 2008) and various leadership positions at AutoZone (1996 to 2005)
	**Tim Mantel** *Executive Vice President, Chief Merchandising Officer*	25+	TARGET	■ Joined GNC as the Executive Vice President and Chief Merchandising Officer in February 2016 ■ Previously held various management roles at Target Corporation including SVP Household Essentials and Food (2014 to 2015), President of Target's Sourcing Services (2010 to 2014) and other executive positions
	**Joe Gorman** *Executive Vice President, Operations*	25+	The Home Depot GameStop	■ Joined GNC in 2015 ■ Formerly Founder and President of Anomaly Clothing ■ Previously spent over 17 years with Home Depot and 6 years with Gamestop in various roles
	**Eddie Burt** *Senior Vice President, Chief Supply Chain Officer*	25+	PETSMART TARGET The Home Depot	■ Joined GNC as SVP and Chief Supply Chain Officer in January 2017 ■ Held multiple leadership positions at PetSmart from 2007-2015 including SVP Supply Chain and SVP Real Estate ■ Previously spent over 16 years with Target Corporation and 3 years with The Home Depot in various roles
	**Guru Ramanathan Ph.D.** *Senior Vice President, Chief Innovation Officer*	30+	DANONE	■ SVP and Chief Innovation Officer since December 2009 and joined GNC in 1998 ■ Industry experience spans clinical care, pharma, consumer health, animal health and the retail sectors ■ Previously served as Director and Secretary for the Efamol of subsidiary of Scotia Pharmaceutical in Boston and held various industry consulting and management roles as well as clinical, research and teaching appointments both within and outside the United States
	**Carl Seletz** *Senior Vice President, International*	30+	Victoria's Secret Bath&BodyWorks Abercrombie & Fitch OLD NAVY Limitedbrands GAP	■ Joined GNC in 2013 ■ Previous experience in domestic and international operations for L Brands (Victoria's Secret, Bath & Body Works and La Senza), Abercrombie & Fitch, The Limited, Old Navy and The Gap ■ Prior to current role, he served as Senior Vice President of International Store Operations for L Brands

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IV. Financial Overview

Overview of Historical Financial Performance 17.0% 8.2% (0.3%) 1.1% (5.3%) (3.4%) 11.4% 5.7% (3.6%) (1.2%) (6.3%) 0.2% Revenue Growth SSS Growth1 19.7% 20.0% 19.3% 18.6% 15.9% 11.2% Source: Company filings; SSS growth reflects domestic retail and GNC.com SSS performance. 1 Figures based on product sales only. 2 As defined per credit agreement. 3 Defined as operating cash flows less investing cash flows excluding acquisitions, except for store acquisitions. 4 As defined per credit agreement. Revenue & Same Store Sales Growth ($mm) Adjusted EBITDA2 & Margin ($mm) EBITDA margin Free Cash Flow3 ($mm) Total Leverage4

Consolidated Adjusted EBITDA Calculation Full Year Results ($mm) Note: 2017 subject to final closing 1 Adjustments as permitted per Credit Agreement. 2016 2017 Net loss ($286.3) (148.9) Plus:1 Income tax expense (benefit) 52.9 (164.8) Total interest expense (net of interest income) 60.4 64.2 Gain on convertible debt and debt refinancing costs 0.0 (11.0) Depreciation expense 51.8 49.4 Amortization of intangibles 8.2 7.4 Long-lived asset impairments 476.6 457.8 Unusual or non-recurring expenses/losses 11.8 3.0 Non-cash compensation and other non cash charges 14.6 8.4 Expenses for restructuring, closing stores, relocation, severance, integration, transition 2.9 5.1 One-time start up costs, new ventures, strategic initiatives, etc. 11.0 2.9 Consolidated adjusted EBITDA $403.9 $273.5 42

V. Appendix

Summary of Indicative Terms 1 Assumes February 27, 2018 closing ABL Revolver Borrower General Nutrition Centers, Inc. (the “Borrower”) Guarantors GNC Corporation, each wholly owned material domestic restricted subsidiary of the Borrower, subject to certain exceptions, and General Nutrition Centers, Inc. Ranking Senior Secured Lead Arrangers J.P.Morgan, Barclays, BMO, Citizens Security First priority lien on ABL priority collateral Second priority lien on substantially all other tangible and intangible assets, subject to certain exceptions Facility Size $100 million Maturity1 4.5 years (August 27, 2022) Springing maturity to 91 days prior to maturity of Convertible Notes if >$50 million outstanding Borrowing Base 90% Eligible Credit Card Receivables 85% Eligible Accounts Receivable 95% NOLV of Eligible Inventory 100% Unrestricted Cash & Cash Equivalents, less Customary Reserves Indicative Funded Rate L + 150-200 bps, pricing grid based on Availability Unused Fee 37.5 bps if Average Availability >50% 50.0 bps if Average Availability ≤50% Call Protection N/A Negative Covenants Negative covenants with customary baskets / carve-outs “Payments Conditions” baskets subject to: No Event of Default Either (i) Availability is at least the greater of 17.5% of the Line Cap and $17.5 million or (ii) Availability is at least the greater of 12.5% of the Line Cap and $12.5 million and compliance with Springing Fixed Charge Coverage Ratio Financial Covenants Springing Fixed Charge Coverage Ratio (1.00 : 1.00) Other The proposed Term Loan Extension will not be conditioned on the strategic investment by Hayao; strategic investment will be subject to shareholder and other regulatory approvals and will close after the Term Loan Extension has closed